(a series of Northern Lights Fund Trust)

MPDAX

Supplement dated July 18, 2011
to the Prospectus dated December 1, 2010

Effective as of the date of this Prospectus Supplement, Gary M. Goldberg is no longer serving as a portfolio manager.  Any contrary references to Mr. Goldberg in the Prospectus or Statement of Additional Information should be disregarded.

The following amended shareholder fees table is presented to correct information regarding the Fund's redemption fee.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None
Maximum Deferred Sales Charge (Load) (as a% of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if held less than 15 days)	2.00%

The following additional disclosures are added to the section entitled FUND SUMMARY - Principal Investment Risks in the Prospectus.

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Regulatory Change Risk:  Recently, the Commodity Futures Trading Commission ("CFTC") proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

The following additional disclosures are added to the section entitled ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - Principal Investment Risks in the Prospectus.

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Regulatory Change Risk:  The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently, the CFTC proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  The Subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses.  However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from the Subsidiary will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

This Supplement, and the Prospectus and Statement of Additional Information both dated December 1, 2010, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-464-3111.